EXHIBIT 10.1

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
REVOLVING LOAN AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING LOAN AGREEMENT (this "Amendment") made this 27th day of June, 2003, by and among ALEXANDRIA REAL ESTATE EQUITIES, INC., a Maryland corporation ("Parent"), ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership ("Operating Partnership"), ARE-QRS CORP., a Maryland corporation ("QRS"), ARE ACQUISITIONS, LLC, a Delaware limited liability company ("ARE"), the other Borrowers whose names are set forth on the signature pages of this Amendment (collectively, with Parent, Operating Partnership, QRS and ARE, the "Borrowers", all on a joint and several basis), each lender whose name is set forth on the signature pages of this Amendment as "Banks" (collectively, the "Banks" and individually, a "Bank") and FLEET NATIONAL BANK, as Administrative Agent for the Banks (the "Administrative Agent").

W I T N E S S E T H:

WHEREAS, Borrowers, Administrative Agent and the Banks are parties to that certain Third Amended and Restated Revolving Loan Agreement dated as of July 11, 2002 (the "Loan Agreement"); and

WHEREAS, the original Line Commitment under the Loan Agreement was $400,000,000;

WHEREAS, on October 30, 2002 Borrowers, pursuant to §2.13 of the Loan Agreement, exercised their option to increase the Line Commitment by $25,000,000 (the "Initial Increase Amount") (which increased the maximum aggregate Line Commitment to $425,000,000) with Commerzbank AG, New York and Grand Cayman Branches acquiring $10,000,000 of the Initial Increase Amount for a total Line Commitment of $50,000,000, Keybank National Association acquiring $10,000,000 of the Initial Increase Amount for a total Line Commitment of $50,000,000 and Societe Generale acquiring $5,000,000 of the Initial Increase Amount for a total Line Commitment of $45,000,000 (the "Initial Increase");

WHEREAS, Borrowers are only permitted to increase the Line Commitment once pursuant to §2.13(c) (the "Increase Restriction") and the increase must be acquired by one or more existing Banks (the "Acquisition Restriction") pursuant to §2.13(b)(iv);

WHEREAS, Borrowers desire to further increase the Line Commitment by $15,000,000 (the "Additional Increase Amount") (which would result in the maximum aggregate Line Commitment being up to $440,000,000) with Bank One, NA ("Bank One") (which is not an existing Bank) acquiring the Additional Increase Amount (the "Additional Increase");

WHEREAS, Agent and the Banks have agreed to waive the Increase Restriction and the Acquisition Restriction and permit the Additional Increase;

WHEREAS, as a condition to the waiver of the Increase Restriction and the Acquisition Restriction and consent to the Additional Increase, Administrative Agent and the Banks have required that Borrowers execute this Amendment;

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

    Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Loan Agreement.
    Modification of the Loan Agreement. Borrowers, the Banks and Administrative Agent do hereby modify and amend the Loan Agreement as follows:
      By deleting in its entirety the definition of the term "Line Commitment" appearing in §1.1 of the Loan Agreement, and inserting in lieu thereof the following:

      "Line Commitment" means subject to Section 2.7, $440,000,000. The respective Pro Rata Shares of the Banks with respect to the Line Commitment are set forth in Schedule 1.1."

      By deleting in its entirety Schedule 1.1 and inserting in lieu thereof Schedule 1.1 attached hereto and made a part hereof.
    Consent to Additional Increase. The Banks hereby waive the Increase Restriction and the Acquisition Restriction with respect to and consent to the Additional Increase, such Additional Increase to be undertaken contemporaneously herewith in accordance with the requirement set forth in §2.13 (other than as set forth above).
    No Further Waiver. Borrowers acknowledge that the Banks have made no agreement and are in no way obligated to grant any further waivers or consents other than as provided in Section 3 above.
    References to Loan Agreement. All references in the Loan Documents to the Loan Agreement shall be deemed a reference to the Loan Agreement, as modified and amended herein.
    Representations. Borrowers represent and warrant to Administrative Agent and the Banks as follows:
      Each of the Borrowers has all requisite power and authority to execute and deliver this Amendment and to perform its obligations hereunder.
      The execution, delivery and performance by each of Borrowers of this Amendment have been duly authorized by all necessary corporate, partnership or limited liability company action, as applicable, and do not and will not:
        Require any consent or approval not heretofore obtained of any partner, director, stockholder, security holder or creditor of Borrowers;
        Violate or conflict with any provision of Borrowers' charter, articles of incorporation, bylaws or other organizational agreements, as applicable;
        Result in or require the creation or imposition of any Lien or Right of Others upon or with respect to any Property now owned or leased or hereafter acquired by Borrowers;
        Violate any Requirement of Law applicable to Borrowers; or
        Result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other Contractual Obligation to which Borrowers are a party or by which Borrowers or any of their Property is bound or affected.
      Except as previously obtained or made, no authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Agency is or will be required to authorize or permit under applicable Laws the execution, delivery and performance by any of Borrowers of this Amendment.
      This Amendment will, when executed and delivered by Borrowers, constitute the legal, valid and binding obligation of Borrowers, enforceable against Borrowers in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.
    Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:
      The Administrative Agent shall have received all of the following, each of which shall be originals unless otherwise specified, each properly executed by a Responsible Official of each party thereto, and each in form and substance satisfactory to the Administrative Agent and its legal counsel (unless otherwise specified or, in the case of the date of any of the following, unless the Administrative Agent otherwise agrees or directs):
        at least one (1) executed counterpart of this Amendment, together with arrangements satisfactory to the Administrative Agent for additional executed counterparts, sufficient in number for distribution to the Banks and Borrowers;
        with respect to each of Borrowers, such documentation as the Administrative Agent may require to establish its authority to execute, deliver and perform this Amendment, the identity, authority and capacity of each Responsible Official thereof authorized to act on its behalf, including certified copies of articles of incorporation and amendments thereto, bylaws and amendments thereto (or certifications acceptable to Administrative Agent that there have been no changes to any of such items from those previously delivered to the Managing Agent pursuant to the Loan Agreement), certificates of good standing and/or qualification to engage in business, tax clearance certificates, certificates of corporate resolutions, incumbency certificates, Certificates of Responsible Officials, and the like;
        one (1) executed counterpart of a Line Note in the amount of $15,000,000 made by Borrower payable to Bank One; and
        payment of such fees as Administrative Agent and Bank One may require with respect to the Additional Increase Amount.
      The Administrative Agent shall have reviewed such other documents, instruments, certificates, opinions, assurances, consents and approvals as the Administrative Agent or the Administrative Agent's special counsel may reasonably have requested.
    No Default. By execution hereof, each of the Borrowers certifies that such Persons are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.
    Waiver of Claims. Each of the Borrowers acknowledges, represents and agrees that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Administrative Agent or any Bank, or any past or present officers, Administrative Agents or employees of Administrative Agent or any Bank, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.
    Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Loan Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents and the Loan Agreement as modified and amended herein. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, waiver, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrowers under the Loan Documents.
    Amendment as Loan Document. This Amendment shall constitute a Loan Document.
    Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
    Miscellaneous. This Amendment shall be construed and enforced in accordance with the laws of the State of California. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Loan Agreement.

[Signatures on Following Pages]

IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

BORROWERS:

ALEXANDRIA REAL ESTATE EQUITIES, INC., a Maryland corporation

By: /s/ Peter J. Nelson
Peter J. Nelson, CFO

[Signatures Continue on Following Page]

ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership

By: ARE-QRS Corp., a Maryland corporation, general
partner

By: /s/ Peter J. Nelson
Peter J. Nelson, CFO

ARE-QRS CORP., a Maryland corporation

By: /s/ Peter J. Nelson
Peter J. Nelson, CFO

ARE ACQUISITIONS, LLC
ARE-1401 RESEARCH BOULEVARD, LLC
ARE-1500 EAST GUDE, LLC
ARE-JOHN HOPKINS COURT, LLC

By: ARE-QRS Corp., a Maryland corporation,
managing member

By: /s/ Peter J. Nelson
Peter J. Nelson, CFO

ARE-215 COLLEGE ROAD, LLC
ARE-819/863 MITTEN ROAD, LLC
ARE-150/154 TECHNOLOGY PARKWAY, LLC
ARE-8000/9000/10000 VIRGINIA MANOR, LLC
ARE-19 FIRSTFIELD ROAD, LLC
ARE-10150 OLD COLUMBIA, LLC
ARE-170 WILLIAMS DRIVE, LLC
ARE-3005 FIRST AVENUE, LLC
ARE-15020 SHADY GROVE, LLC
ARE-5 TRIANGLE DRIVE, LLC
ARE-50 WEST WATKINS MILL, LLC
ARE-100 PHILLIPS PARKWAY, LLC
ARE-279 PRINCETON ROAD, LLC
ARE-2001 ALICEANNA STREET, LLC
ARE-3770 TANSY STREET, LLC
ARE-10505 ROSELLE STREET, LLC
ARE-9363/9373/9393 TOWNE CENTRE, LLC
ARE-2425/2400/2450 GARCIA BAYSHORE, LLC
ARE-108 ALEXANDER ROAD, LLC
ARE-480 ARSENAL STREET, LLC
ARE-500 ARSENAL STREET, LLC
ARE-7030 KIT CREEK, LLC
ARE-6146 NANCY RIDGE, LLC
ARE-29 HARTWELL AVENUE, LLC
ARE-901/951 GATEWAY BOULEVARD LLC
ARE-770/784/790 MEMORIAL DRIVE, LLC
ARE-1201/1208 EASTLAKE AVENUE, LLC
ARE-1208 EASTLAKE AVENUE, LLC

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, their sole member

By: ARE-QRS Corp., a Maryland corporation,
general partner

By: /s/ Peter J. Nelson
Peter J. Nelson, CFO

ARE-129/153/161 HILL STREET, LLC

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, its managing member

By: ARE-QRS Corp., a Maryland corporation,
general partner

By: /s/ Peter J. Nelson
Peter J. Nelson, CFO

ARE-5 RESEARCH PLACE, LLC, a Maryland limited liability company

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, its managing member

By: ARE-QRS Corp., a Maryland corporation,
general partner

By: /s/ Peter J. Nelson
Peter J. Nelson, CFO

ARE-79/96 CHARLESTOWN NAVY YARD, LLC
ARE-280 POND STREET, LLC
ARE-60 WESTVIEW, LLC
ARE-381 PLANTATION STREET, LLC

By: AREE-Holdings, L.P., a Delaware limited
partnership, managing member

By: ARE-GP Holdings QRS Corp., a Delaware corporation, general partner

By: /s/ Peter J. Nelson
Peter J. Nelson, CFO

ARE-5100/5110 CAMPUS DRIVE, L.P.
ARE-702 ELECTRONIC DRIVE, L.P.

By: AREE-Holdings, L.P., a Delaware limited
partnership, general partner

By: ARE-GP Holdings QRS Corp., a Delaware corporation, general partner

By: /s/ Peter J. Nelson
Peter J. Nelson, CFO

ARE-10933 NORTH TORREY PINES, LLC
ARE-11099 NORTH TORREY PINES, LLC

By: Alexandria Real Estate Equities, Inc., a Maryland corporation, their sole member

By: /s/ Peter J. Nelson
Peter J. Nelson, CFO

Address for all the foregoing:

Alexandria Real Estate Equities, Inc.
135 N. Los Robles Avenue, Suite 250
Pasadena, California 91101
Attn: Mr. Joel S. Marcus, Chief Executive Officer
Telephone: (626) 578-0777
Telecopier: (626) 578-0770

FLEET NATIONAL BANK, individually
And as Administrative Agent

By: /s/ Daniel P. Stegemoeller
Daniel P. Stegemoeller
Director

Address:

Fleet National Bank
100 Federal Street
Boston, Massachusetts 02110
Attn: Real Estate Divison

With a copy to:

Fleet National Bank
115 Perimeter Center Place, N.E., Suite 500
Atlanta, Georgia 30346
Attn: Mr. Dan Stegemoeller, Director
Telephone: (770) 390-6547
Telecopier: (770) 390-8434

JPMORGAN CHASE BANK

By: /s/ Susan M. Tate
Susan M. Tate
Vice President

Address:

JPMorgan Chase Bank
707 Travis Street, 6th Floor North
Houston, Texas 77002
Attn: Ms. Susan Tate

SOCIETE GENERALE

By: /s/ Scott Gosslee
Scott Gosslee
Director

Address:

Societe Generale
2001 Ross Avenue
Suite 4900
Dallas, Texas 75201
Attn: Mr. Scott Gosslee

COMMERZBANK AG, NEW YORK
AND GRAND CAYMAN BRANCHES

By: /s/ R. William Knickerbocker
R. William Knickerbocker
Vice President

By: /s/ E. Marcus Perry
E. Marcus Perry
Assistant Vice President

Address:

Commerzbank AG, New York and
Grand Cayman Branches
2 World Financial Center
New York, New York 10281
Attn: Mr. David Schwarz

KEYBANK NATIONAL ASSOCIATION

By: /s/ Cheryl F. Van Klompenberg
Cheryl F. Van Klompenberg
Assistant Vice President

Address:

KeyBank National Association
1675 Broadway
Suite 400
Denver, Colorado 80202
Attn: Mr. Scott Childs

EUROHYPO AG, NEW YORK
BANK

By: /s/ Ben J. Marciano
Ben J. Marciano
Managing Director

By: /s/ Andrew Cherrick
Andrew Cherrick
Vice President

Address:

Eurohypo AG, New York Branch
355 S. Grand Ave., Suite 3200
Los Angeles, California 90071
Attn: Mr. Gabe Potyondy

SUNTRUST BANK

By: /s/ Blake K. Thompson
Blake K. Thompson
Vice President

Address:

SunTrust Bank
8245 Boone Boulevard
Vienna, Virginia 22182
Attn: Mr. Blake Thompson

CITIZENS BANK OF RHODE ISLAND

By: /s/ Craig E. Schermerhorn
Craig E. Schermerhorn
Vice President

Address:

Citizens Bank of Rhode Island
1 Citizens Plaza RC 0440
Providence, Rhode Island 02903
Attn: Mr. Craig Schermerhorn

CITIZENS BANK OF MASSACHUSETTS

By: /s/ Craig E. Schermerhorn
Craig E. Schermerhorn
Vice President

Address:

Citizens Bank of Massachusetts
1 Citizens Plaza RC 0440
Providence, Rhode Island 02903
Attn: Mr. Craig Schermerhorn

SOVEREIGN BANK

By: /s/ T. Gregory Donohue
T. Gregory Donohue
Vice President

Address:

Sovereign Bank
75 State Street
MA 1 SST 04 11
Boston, Massachusetts 02109
Attn: Mr. T. Gregory Donohue

CHEVY CHASE BANK, F.S.B.

By: /s/ Frederick H. Denecke
Frederick H. Denecke
Vice President

Address:

Chevy Chase Bank, F.S.B.
7501 Wisconsin Avenue
12th Floor
Bethesda, Maryland 20814
Attn: Mr. Frederick H. Denecke

BANK OF THE WEST

By: /s/ Jake Little
Jake Little
Syndication Officer

Address:

Bank of the West
300 S. Grand Avenue
Suite 1350
Los Angeles, CA 90071
Attn: Ms. Tina Derderian

COMERICA BANK

By: /s/ Scott Helmer
Scott Helmer
Vice President

Address:

Comerica Bank
500 Woodward Avenue
MC: 3256
Detroit, Michigan 48226
Attn: Mr. Scott Helmer

MIZUHO CORPORATE BANK,LTD.

By: /s/ Bertram H. Tang
Bertram H. Tang
Vice President & Team Leader

Address:

Mizuho Corporate Bank, Ltd.
Corporate Finance Division (Americas #3)
Specialized Finance Department
1251 Avenue of the Americas
New York, New York 10020
Attn: Mr. Takeshi Kubo

MANUFACTURERS BANK

By: /s/ Manny Ahsan
Manny Ahsan
Vice President

Address:

Manufacturers Bank
515 S. Figueroa St. Suite 400
Phone: 213-489-8729
Los Angeles, CA 90071
Attn: Mr. Manny Ahsan

CEDARS BANK

By: /s/ Concetta Smarius
Concetta Smarius
Senior Vice President

Address:

Cedars Bank
444 S. Flower Street
14th Floor
Los Angeles, California
Attn: Mr. James Busick

BANK ONE, NA

By: /s/ Angela L. Kleiman
Angela L. Kleiman
Director

Address:

Bank One, NA
1 Bank One Plaza
Suite 111-0315
Chicago, IL 60670
Attn: Ms. Angela L. Kleiman